UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No.           )
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐    Preliminary Proxy Statement
☐    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒    Definitive Proxy Statement
☐    Definitive Additional Materials
☐    Soliciting Material under § 240.14a-12

NC SLF INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒    No fee required.
☐    Fee paid previously with preliminary materials.
☐    Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

NC SLF INC.
430 Park Avenue, 14th Floor
New York, New York 10022
April 4, 2023
Dear Shareholder:
You are cordially invited to attend the annual meeting of shareholders of NC SLF Inc. (the “Company”) to be held on May 18, 2023 at 2:45 p.m., Eastern Time (the “Annual Meeting”). The Annual Meeting will be held in a virtual meeting format setting only. You can participate in the Annual Meeting, vote and submit questions via Zoom by visiting https://churchillam.zoom.us/j/98715033608?pwd=WHdUSTJVWlhkUHROT1IvbDB1L3JNdz09 and entering your control number on your proxy card or voting instruction form.
Your vote is very important! Your immediate response will help avoid potential delays and may save the Company significant additional expenses associated with soliciting shareholder votes.
The Notice of the Annual Meeting and proxy statement accompanying this letter provide an outline of the business to be conducted at the meeting. The Annual Meeting is being held for the following purposes:
(i)    to elect three members of the board of directors of the Company (the “Board”) to serve until the 2024 annual meeting of shareholders and until their respective successors are duly elected and qualified; and
(ii)    to transact such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.
The Board unanimously recommends that you vote FOR the proposal to be considered and voted on at the Annual Meeting.
The Notice of the Annual Meeting, the annual report on Form N-CSR for the fiscal year ended December 31, 2022 (the “Annual Report”), the proxy statement, the proxy card and any accompanying proxy materials are first being mailed to shareholders of record on or about April 7, 2023.
It is important that your shares of the Company’s common stock, par value $0.01 per share, be represented at the Annual Meeting. If you are unable to attend the Annual Meeting, I encourage you to vote your proxy on the Internet or by telephone by following the instructions provided on the proxy statement and the enclosed proxy card. Your vote and participation in the governance of the Company are very important.
Sincerely yours,
Kenneth Kencel
President and Chief Executive Officer

NC SLF INC.
430 Park Avenue, 14th Floor
New York, New York 10022
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held On May 18, 2023
To the Shareholders of NC SLF Inc.:
NOTICE IS HEREBY GIVEN THAT the annual meeting of shareholders of NC SLF Inc., a Maryland corporation (the “Company”), will be held on May 18, 2023 at 2:45 p.m Eastern Time (the “Annual Meeting”). The Annual Meeting will be held in a virtual meeting format setting only, and will be conducted via Zoom. It is important to note that shareholders have the same rights and opportunities by participating in the virtual meeting as they would if attending an in-person meeting. You will be able to participate in the Annual Meeting, vote and submit your questions via Zoom by visiting https://churchillam.zoom.us/j/98715033608?pwd=WHdUSTJVWlhkUHROT1IvbDB1L3JNdz09. For instructions on how to attend and vote your shares at the Annual Meeting, see the information in the accompanying proxy statement under the heading “How do I attend and vote at the Annual Meeting.”
The Annual Meeting is being held for the following purposes:
1.To elect three members of the Board to serve until the 2024 annual meeting of shareholders and until their respective successors are duly elected and qualified; and
2.To transact such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.
The Board has fixed the close of business on March 20, 2023 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting and adjournments or postponements thereof.
Important notice regarding the availability of proxy materials for the Annual Meeting to be held on May 18, 2023. The Company’s proxy statement, the proxy card, and the Company’s annual report on Form N-CSR for the fiscal year ended December 31, 2022 (the “Annual Report”) are available at www.proxyvote.com. This proxy statement and the Annual Report also can be found at the SEC’s EDGAR website at www.sec.gov.
Your vote is important regardless of the number of shares that you own. If you are unable to participate in the Annual Meeting, we encourage you to vote your proxy on the Internet or by telephone by following the instructions provided on the proxy statement and enclosed proxy card.

By Order of the Board of Directors,

John McCally
Vice President and Secretary
April 4, 2023

This is an important meeting. To ensure proper representation at the Annual Meeting, please follow the instructions on the proxy statement and enclosed proxy card to vote your proxy via the Internet, by telephone or request, complete, sign, date and return a proxy card. Proxies may be revoked at any time before they are exercised by submitting a written notice of revocation or subsequently executed proxy, or by attending the Annual Meeting and voting virtually. Instructions on how to vote while participating at the Annual Meeting live will be provided during the Annual Meeting held via Zoom.

NC SLF INC.
430 Park Avenue, 14th Floor
New York, New York 10022

ANNUAL MEETING OF SHAREHOLDERS
To Be Held On May 18, 2023
PROXY STATEMENT
QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING
What is the date of the Annual Meeting and where will it be held?
The annual meeting (the “Annual Meeting”) of shareholders of NC SLF Inc., which is sometimes referred to in this proxy statement as “we,” “us,” “our,” or the “Company,” will be held in a virtual meeting format setting only on May 18, 2023. You will be able to participate in the Annual Meeting, vote and submit your questions via Zoom by visiting https://churchillam.zoom.us/j/98715033608?pwd=WHdUSTJVWlhkUHROT1IvbDB1L3JNdz09.
What will I be voting on at the Annual Meeting?
At the Annual Meeting, holders of the Company’s common stock (each, a “Shareholder”) will be asked to elect each of Kenneth Kencel, David Kirchheimer and James Ritchie to the Board of Directors (the “Board”) for a one-year term, expiring at the 2024 annual meeting of shareholders and until their respective successor is duly elected and qualified.
Who can vote at the Annual Meeting?
Only Shareholders of record as of the close of business on March 20, 2023 (the “Record Date”) are entitled to notice of, and to vote at, the Annual Meeting and any postponements or adjournments thereof.
How many votes do I have?
Shareholders are entitled to one vote for each share held as of the Record Date.
How do I attend and vote at the Annual Meeting?
The Company will be hosting the Annual Meeting live via Zoom. Any Shareholder can attend the Annual Meeting by joining the Zoom at https://churchillam.zoom.us/j/98715033608?pwd=WHdUSTJVWlhkUHROT1IvbDB1L3JNdz09. If you were a Shareholder as of the Record Date, or you hold a valid proxy for the Annual Meeting, you can vote at the Annual Meeting. A summary of the information you need to attend the Annual Meeting online is provided below:
Attending the Annual Meeting Virtually. The Company will be hosting the Annual Meeting live via Zoom. Any Shareholder can participate in the Annual Meeting at https://churchillam.zoom.us/j/98715033608?pwd=WHdUSTJVWlhkUHROT1IvbDB1L3JNdz09. If you were a Shareholder as of the Record Date, or you hold a valid proxy for the Annual Meeting, you can vote at the Annual Meeting. A summary of the information you need to attend the Annual Meeting online is provided below:
•Instructions on how to attend and participate via Zoom, including how to demonstrate proof of stock ownership, are included in your voting instruction form.

•You will need your control number located on your proxy card to enter the Annual Meeting. When prompted to enter a password to join the Annual Meeting via Zoom, please enter your control number.
•Shareholders may submit questions while attending the Annual Meeting via Zoom.
To attend and participate in the Annual Meeting, you will need the control number located on your proxy card. The Company will have technicians ready to assist with any technical difficulties Shareholders may have accessing the virtual meeting. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call Investor Relations by telephone at (212) 478-9200.
Voting by Proxy through the Internet. You may authorize a proxy through the Internet using the web address included in your proxy card. Authorizing a proxy through the internet requires you to input the control number located on your proxy card. After inputting the control number, you will be prompted to direct your proxy to vote on each proposal. You will have an opportunity to review your directions and make any necessary changes before submitting your directions and terminating the Internet link.
Voting by Proxy by Telephone. You may authorize a proxy by telephone by using the telephone number included in your proxy card and following the instructions provided in your proxy card therein. Authorizing a proxy by telephone requires you to input the control number located on your proxy card. After inputting the control number, you will be prompted to direct your proxy to vote on each proposal. You will have an opportunity to review your directions and make any necessary changes before submitting your directions and terminating the telephone call.
Voting by Proxy through the Mail. When voting by proxy and mailing your proxy card, you are required to:
•indicate your instructions on the proxy card;
•date and sign the proxy card;
•mail the proxy card promptly in the envelope provided, which requires no postage if mailed in the United States; and
•allow sufficient time for the proxy card to be received on or before 11:59 p.m., Eastern Time, on May 17, 2023.
Does the Board recommend voting for Proposal 1?
Yes. The Board unanimously recommends that you vote “FOR” the proposal.

GENERAL INFORMATION ABOUT THE ANNUAL MEETING
The accompanying proxy is solicited on behalf of the Board for use at the Annual Meeting to be held on May 18, 2023 at 2:45 p.m., Eastern Time. The Annual Meeting will be held in a virtual meeting format setting only, and will be conducted via Zoom. Only holders of record of our common stock as of the Record Date will be entitled to vote at the Annual Meeting. As of the Record Date, we had 31,885,534 shares of common stock, par value $0.01 per share (the “Shares”), outstanding and entitled to vote. This proxy statement (the “Proxy Statement”), the Notice of the Annual Meeting, the enclosed proxy card, the annual report on Form N-CSR for the fiscal year ended December 31, 2022 (the “Annual Report”), and any accompanying proxy materials are first being mailed to the Shareholders on or about April 7, 2023. The Annual Report and this Proxy Statement both can be accessed online at www.proxyvote.com.
All proxies will be voted in accordance with the instructions contained therein. Unless contrary instructions are specified, if a proxy is properly executed and received by the Company (and not revoked) prior to the Annual Meeting, the Shares represented by the proxy will be voted FOR the election of three members of the Board to serve until the 2024 annual meeting of shareholders and until their respective successors are duly elected and qualified. Should any matter not described above be properly presented at the Annual Meeting, the named proxies will vote in accordance with their best judgment as permitted.
Voting Rights
Holders of our common stock are entitled to one vote for each share held as of the Record Date.
The Annual Meeting is being held for the following purposes:
1.To elect three members of the Board to serve until the 2024 annual meeting of shareholders and until their respective successors are duly elected and qualified; and
2.To transact such other business as may properly come before the Annual Meeting, or any postponement or adjournment thereof.
Record Date
The Board has fixed the close of business on March 20, 2023 as the Record Date for the determination of Shareholders entitled to notice of, and to vote at, the Annual Meeting and adjournments or postponements thereof. As of the Record Date, there were 31,885,534 Shares outstanding.
Quorum Required
A majority of the outstanding Shares entitled to vote at the Annual Meeting must be present or represented by proxy at the Annual Meeting in order to have a quorum. If you have properly voted by proxy via Internet, telephone or mail, you will be considered part of the quorum. Abstentions and “broker non-votes” will be treated as shares present for determining whether a quorum is established.

Vote Required

Proposal	Vote Required	Broker Discretionary Voting Allowed	Effect of Abstentions and Broker Non-Votes
Proposal 1 – To elect three members of the Board to serve until the 2024 annual meeting of shareholders and until their respective successors are duly elected and qualified.	Affirmative vote of a majority of the votes cast at the Annual Meeting virtually or by proxy.	No	Abstentions and “broker non-votes” will not be included in the number of votes cast and, as a result, do not affect the outcome.
You may vote “for,” “withhold authority” or abstain from voting on Proposal 1. The adoption of Proposal 1 requires the affirmative vote of a majority of votes cast by holders of our Shares as of the Record Date, virtually or represented by proxy at the Annual Meeting. Votes to “withhold authority” with respect to a nominee will not be voted with respect to the person indicated. Abstentions and “broker non-votes” will not be included in determining the number of votes cast and, as a result, will have no effect on this Proposal 1.
Voting
You may vote at the Annual Meeting via Zoom or by proxy in accordance with the instructions provided below. You also may authorize a proxy through the Internet or by telephone using the web address or telephone number, as applicable, included in your proxy card. These options require you to input the control number located on your proxy card. After inputting the control number, you will be prompted to direct your proxy to vote on the proposal. You will have an opportunity to review your voting instructions and make any necessary changes before submitting your voting instructions and terminating the telephone call or Internet link. Shareholders who vote via the Internet, in addition to confirming your voting instructions prior to submission, will also receive an e-mail confirming your instructions upon request. When voting by proxy and mailing your proxy card, you are required to:
•indicate your instructions on the proxy card;
•date and sign the proxy card;
•mail the proxy card promptly in the envelope provided, which requires no postage if mailed in the United States; and
•allow sufficient time for the proxy card to be received on or before 11:59 p.m., Eastern Time, on May 17, 2023.
If your Shares are held in street name, these proxy materials are being forwarded to you by your account holder, along with voting instructions. As the beneficial owner, you have the right to direct your account holder how to vote your Shares, and the account holder is required to vote your Shares in accordance with your instructions. Your broker cannot vote your Shares on your behalf without your instructions. A “broker non-vote” with respect to a matter occurs when a broker, bank or other nominee holding Shares on behalf of a beneficial owner votes on some matters on the proxy card, but not on other matters, because the broker has not received voting instructions from the beneficial owner on a particular proposal and does not have discretionary authority (or declines to exercise discretionary authority) to vote the Shares on such proposal. Brokers, banks and other nominees will not have discretionary authority to vote on the proposals with respect to the election of directors (Proposal 1). In addition, as the beneficial owner of our Shares, you are entitled to participate in the Annual Meeting. If you are a beneficial owner, however, you may not vote your Shares at the Annual Meeting unless you obtain a legal proxy executed in your favor from the account holder of your Shares.

You may receive more than one proxy statement and proxy card or voting instructions form if your Shares are held through more than one account (e.g., through different account holders). Each proxy card or voting instructions form only covers those Shares held in the applicable account. If you hold Shares in more than one account, you must provide voting instructions as to all your accounts to vote all your Shares.
Important notice regarding the availability of proxy materials for the Annual Meeting. The Company’s Proxy Statement, the proxy card, and the Company’s Annual Report are available at www.proxyvote.com.
If you plan to attend the Annual Meeting and vote your Shares virtually, you will need your control number located on your proxy card in order to be admitted to the Annual Meeting. Your control number serves as the password that permits you to join the Annual Meeting via Zoom.
Quorum and Adjournment
A quorum must be present at the Annual Meeting for any business to be conducted. The presence at the Annual Meeting, virtually or by proxy, of the holders of a majority of the Shares outstanding on the Record Date will constitute a quorum.
If a quorum is not present at the Annual Meeting, the Chairman will have the authority to adjourn the Annual Meeting, from time-to-time without notice and without the vote or approval of the Shareholders, until a quorum is present.
Proxies for the Annual Meeting
The named proxies for the Annual Meeting are Kenneth Kencel and Shai Vichness (or their duly authorized designees), who will follow submitted proxy voting instructions. They will vote as the Board recommends herein as to any submitted proxies that do not direct how to vote on any item, and will vote on any other matters properly presented at the Annual Meeting in their judgment.
Expenses of Soliciting Proxies
The Company will pay the expenses of soliciting proxies to be voted at the Annual Meeting, including the cost of mailing the Notice of the Annual Meeting, this Proxy Statement, the proxy card, the Annual Report and any related proxy materials to the Shareholders. The Company has engaged Broadridge Financial Solutions, Inc., an independent proxy solicitation firm, to assist in the distribution of the proxy materials and tabulation of proxies. The cost of Broadridge’s services with respect to the Company is estimated to be approximately $5,000, plus reasonable out-of-pocket expenses.
Revocability of Proxies
A Shareholder may revoke any proxy that is not irrevocable by attending the Annual Meeting and voting virtually or by delivering a proxy in accordance with applicable law bearing a later date to the Secretary of the Company. Shareholders have no appraisal or dissenters’ rights in connection with the proposal described herein.
Contact Information for Proxy Solicitation
You can contact us by mail sent to the attention of the Vice President and Secretary of the Company, John McCally, at our principal executive offices located at 430 Park Avenue, 14th Floor, New York, New York 10022. You can call us by dialing (212) 478-9200. You can access our proxy materials online at www.proxyvote.com.

This Proxy Statement, the Notice of the Annual Meeting and the Annual Report are available at www.proxyvote.com.
Electronic Delivery of Proxy Materials
Pursuant to the rules adopted by the SEC, the Company furnishes proxy materials by email to those Shareholders who have elected to receive their proxy materials electronically. While the Company encourages Shareholders to take advantage of electronic delivery of proxy materials, which helps to reduce the environmental impact of annual meetings and the cost associated with the physical printing and mailing of materials, Shareholders who have elected to receive proxy materials electronically by email, as well as beneficial owners of Shares held by a broker or custodian, may request a printed set of proxy materials. The proxy card contains instructions on how you can elect to receive a printed copy of the Proxy Statement and the Annual Report.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS
The following table sets forth certain information with respect to the beneficial ownership of our Shares, according to information furnished to us by such persons or publicly available filings, as of the Record Date by: (1) each director nominee of the Company; (2) the Company’s executive officers; (3) the executive officers and directors as a group; and (4) each person known to us to beneficially own 5% or more of our outstanding Shares. Ownership information for those persons who beneficially own 5% or more of the outstanding Shares is based upon filings by such persons with the SEC and other information obtained from such persons. Beneficial ownership is determined in accordance with the rules and regulations of the SEC. These rules generally provide that a person is the beneficial owner of securities if such person has or shares the power to vote or direct the voting thereof, or to dispose or direct the disposition thereof or has the right to acquire such powers within 60 days.
The percentage ownership is based on 31,885,534 Shares outstanding as of the Record Date. The number of Shares held by beneficial owners of 5% or more of our outstanding common stock is as of the date of the applicable SEC filing made by those owners (unless otherwise noted). To our knowledge, except as indicated in the footnotes to the table, each of the Shareholders listed below has sole voting and/or investment power with respect to our Shares beneficially owned by such Shareholder.

Name and Address	Number of Shares Owned	Percentage of Class Outstanding
5% Owners
UAW Retiree Medical Benefits Trust (1)	31,576,287	99.03%
Interested Director
Kenneth Kencel	—	—%
Independent Directors
David Kirchheimer	—	—%
James Ritchie	—	—%
Executive Officers
Shai Vichness	—	—%
Thomas Grenville	—	—%
John McCally	—	—%
Marissa Short	—	—%
All officers and directors as a group (7 persons) (2)	—	—%

(1)    Based upon information contained in the Amendment No. 1 to Schedule 13D/A filed February 6, 2023 by UAW Retiree Medical Benefits Trust (“UAW RMBT”). The UAW Chrysler Retirees Medical Benefits Plan, the UAW Ford Retiree Medical Benefits Plan, and the UAW GM Retirees Medical Benefits Plan (collectively, the “Plans”) beneficially owns and has shared voting and dispositive power of 6,157,376, 9,599,191, and 15,819,720 Shares, respectively. UAW RMBT is the trust under which the Plans are established and, pursuant to Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), may be deemed to beneficially own the 31,576,287 Shares held by the Plans. UAW RMBT is an indirect beneficial owner of these Shares. Hershel Harper is the chief investment officer of UAW RMBT, the trust under which the Plans are established, and, pursuant to Rule 13d-3, may be deemed to beneficially own the 31,576,287 Shares held by the Plans. The address of UAW RMBT is 1155 Brewery Park Boulevard, Suite 400, Detroit, MI 48207.
(2)    The address for each of the directors and officers of the Company is c/o NC SLF Inc., 430 Park Avenue, 14th Floor, New York, NY 10022.

PROPOSAL 1: ELECTION OF DIRECTOR NOMINEES
The Board currently consists of three directors: Kenneth Kencel, David Kirchheimer and James Ritchie. At the Annual Meeting, Shareholders are being asked to consider the election of each of Kenneth Kencel, David Kirchheimer and James Ritchie. Each of Kenneth Kencel, David Kirchheimer and James Ritchie has been nominated for election by the Board to serve a one-year term until the 2024 annual meeting of shareholders and until their respective successor is duly elected and qualified. Each director nominee has agreed to serve as a director if re-elected at the Annual Meeting and has consented to being named as a nominee in this Proxy Statement.
A Shareholder can vote “for,” “withhold authority” or abstain from voting his, her or its vote from the nominees. In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy FOR the election of each of the director nominees named below in accordance with the recommendation of the Board. If any of the director nominees should decline or be unable to serve as a director, the persons named as proxies will vote for such other nominee as may be proposed by the Nominating and Corporate Governance Committee (the “Nominating Committee”). The Board has no reason to believe that any of the persons named as director nominees will be unable or unwilling to serve.
Required Vote
The affirmative vote of a majority of the votes cast by holders of our Shares as of the Record Date, virtually or represented by proxy at the Annual Meeting, is required for the election of each director nominee. If a Shareholder votes to “withhold authority” with respect to a nominee, the shares will not be voted with respect to the person indicated. Abstentions and “broker non-votes” will not be included in determining the number of votes cast and, as a result, will have no effect on this Proposal 1. There will be no cumulative voting with respect to Proposal 1.
Information about the Director Nominees and Directors
Set forth below is information regarding Messrs. Kencel, Kirchheimer and Ritchie, who are being nominated for election as directors of the Company by the Shareholders at the Annual Meeting. Messrs. Kencel, Kirchheimer and Ritchie are not being proposed for election pursuant to any agreement or understanding between any of Messrs. Kencel, Kirchheimer and Ritchie, on the one hand, and the Company or any other person or entity, on the other hand.
The information below includes specific information about each director’s experience, qualifications, attributes or skills that led the Board to the conclusion that the individual is qualified to serve on the Board, in light of the Company’s business and structure. There were no legal proceedings of the type described in Item 401(f)(7) and (8) of Regulation S-K in the past 10 years against any of our director nominees or officers, and none are currently pending.
Mr. Kencel is an “interested person” of the Company as defined in the 1940 Act due to his position as the Chief Executive Officer and President of the Company and Chief Executive Officer and President of Churchill Asset Management, LLC, the Company’s investment adviser (the “Investment Adviser” or “Churchill”). The Board has determined that each of Messrs. Kirchheimer and Ritchie is not an “interested person” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Company.

Name, Address and Age(1)	Position(s) held within the Company	Principal occupation(s) during the past 5 years	Term of office and length of time served	Number of Companies in Fund Complex overseen by Director or Nominee for Director(2)	Other Directorships held by Director or Nominee for Director
Interested Director
Kenneth Kencel, 64	Director	Chief Executive Officer and President of Churchill, the Company, Nuveen Churchill Direct Lending Corp and Nuveen Churchill Private Capital Income Fund	Director since 2021, Term expires in 2023	3	Canisius High School Nuveen Churchill Direct Lending Corp. Nuveen Churchill Private Capital Income Fund
Independent Directors
David Kirchheimer, 67	Director	Director	Director since 2021, Term expires in 2023	2	CURO Group Holdings Corp. Nuveen Churchill Direct Lending Corp.
James Ritchie, 68	Director	Director	Director since 2021, Term expires in 2023	3	Kinsale Capital Group, Inc. Nuveen Churchill Direct Lending Corp. Nuveen Churchill Private Capital Income Fund

(1)    The address for each director is c/o NC SLF Inc., 430 Park Avenue, 14th Floor, New York, NY 10022.
(2)    The term “Fund Complex” refers to (a) the Company, (b) Nuveen Churchill Direct Lending Corp., a business development company (“BDC”) whose investment adviser is affiliated with the Investment Adviser, and whose sub-investment adviser is the same investment adviser as the Company and (c) Nuveen Churchill Private Capital Income Fund, a BDC whose investment adviser is the same investment adviser as the Company and whose sub-investment adviser is affiliated with the Investment Adviser.

Kenneth Kencel, Chief Executive Officer, President & Chairman
Kenneth Kencel has served as Chief Executive Officer, President and Chairman of the Board of the Company since March 2021, Chief Executive Officer, President and Chairman of the Board of Nuveen Churchill Direct Lending Corp., a BDC, since December 2019, Chief Executive Officer, President and Chairman of the Board of Nuveen Churchill Private Capital Income Fund., a BDC, since March 2022, and President and Chief Executive Officer of Churchill since 2015. Throughout his over 35-year career in the investment industry, Mr. Kencel has accrued a broad range of experience in leading private credit investment businesses. Previously, Mr. Kencel served as a Managing Director of The Carlyle Group, and from May 2014 to April 2015, he also served as President and a Director of TCG BDC, Inc. (Carlyle’s publicly traded business development company). Previously, he founded and was President and CEO of Churchill Financial Group; and served as Head of Leveraged Finance for Royal Bank of Canada as well as Head of Indosuez Capital—a leading middle market merchant banking and asset management business in partnership with Credit Agricole Group. Mr. Kencel also helped to found the high yield finance business at Chase Securities (now JP Morgan Chase). He began his career in the Mergers & Acquisitions Group at Drexel Burnham Lambert.
Mr. Kencel serves on the Pension Investment Advisory Committee for the Archdiocese of New York, the Board of Trustees and Chairman of the Investment Committee of Canisius High School and the Advisory Board of Teach for America (Connecticut). Mr. Kencel is a guest lecturer at Boston University Questrom School of Business and a former member of the Board of Advisors and Adjunct Professor at the McDonough School of Business at Georgetown University. He earned his B.S. in Business Administration, magna cum laude, from Georgetown University and his J.D. from Northwestern University Pritzker School of Law.
We believe Mr. Kencel’s numerous management positions, as well as his depth of experience with corporate finance and middle market investments, give the Board valuable industry-specific knowledge and expertise on these and other matters, and his history with Churchill provides an important skillset and knowledge base to the Board.
David Kirchheimer
David M. Kirchheimer has served as a director of the Company since May 2021 and a director of Nuveen Churchill Direct Lending Corp. since December 2019. Mr. Kirchheimer has served as an Advisory Partner at Oaktree Capital Management (an honorary position) (“Oaktree”) since his retirement from Oaktree in March 2017. Prior thereto, he was the Chief Financial Officer of Oaktree and a director of its then-publicly owned affiliate. Before joining Oaktree at its founding in 1995 as Chief Administrative and Financial Officer, Mr. Kirchheimer’s 16 years of experience consisted primarily of serving as Executive VP and CFO of Republic Pictures Corporation, a then-publicly held entertainment company, and PricewaterhouseCoopers, where he became a Certified Public Accountant (now inactive) and rose to senior audit manager. Mr. Kirchheimer currently serves on the board of CURO Group Holdings Corp. where he is the Lead Independent Director and Chair of its Audit Committee. He also is a director of Huntington Hospital in Pasadena, CA, a trustee of its trust and a director of Cedars-Sinai Health System, its parent entity. Additionally, with his restaurateur son, Mr. Kirchheimer owns and manages a small collection of restaurants in Utah. Mr. Kirchheimer served on the financial advisory panel of The Aerospace Corporation from June 2018 until June 2021, when the panel was dissolved. He graduated Phi Beta Kappa and summa cum laude with a B.A. degree in economics from Colorado College and earned an M.B.A. in accounting and finance from the Booth School of Business of the University of Chicago.
We believe Mr. Kirchheimer’s numerous management positions and broad experiences in the financial services sector provide him with skills and valuable insight in handling complex financial transactions and issues, all of which make him well qualified to serve on the Board.

James J. Ritchie
James J. Ritchie has served as a director of the Company since March 2021, a director of Nuveen Churchill Direct Lending Corp. since December 2019 and a director of Nuveen Churchill Private Capital Income Fund since March 2022. He currently serves on the board of Kinsale Capital Group, Inc., a Richmond-based specialty insurance company. At various times from 2007 to 2018, he served as chairman of the boards of Brightsphere Investment Group plc, a global asset management firm, F&G Life Insurance Company, a life & annuity insurance company and Quanta Capital Holdings, Ltd., a property and casualty insurance holding company. Prior to serving as chairman of the boards of these firms, he chaired their respective audit committees as well as those of KMG America Corporation, a life and health insurance company, Ceres Group, Inc., a health insurance company, Lloyds Syndicate 4000 and Old Mutual Bermuda, a Bermuda-based financial services company. From 2001 to 2003, he served as CFO of White Mountains Insurance Group, Ltd., a Bermuda-based insurance holding company. Prior thereto, he held senior management positions in Cigna Corporation and Price Waterhouse (now PricewaterhouseCoopers). He is a member of the National Association of Corporate Directors and the American Institute of Certified Public Accountants. Mr. Ritchie received an M.B.A. from the Rutgers Graduate School of Business Administration and an A.B. economics degree with honors from Rutgers College.
We believe Mr. Ritchie’s broad experiences in the financial services and accounting sectors provide him with skills and valuable insight in handling complex financial transactions and accounting issues, all of which make him well qualified to serve on the Board.
Dollar Range of Equity Securities Beneficially Owned by Directors
The table below shows the dollar range of equity securities of the Company and the aggregate dollar range of equity securities of the Company that were beneficially owned by each director as of the Record Date stated as one of the following dollar ranges: None; $1 – $10,000; $10,001 – $50,000; $50,001 – $100,000; or Over $100,000.

Name	Dollar Range of Equity Securities Beneficially Owned(1)
Interested Directors
Kenneth Kencel	None
Independent Directors
David M. Kirchheimer	None
James J. Ritchie	None

(1)    Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.

Information about Executive Officers Who Are Not Directors
The following sets forth certain information regarding the executive officers of the Company who are not directors of the Company.

Name	Age	Position	Officer Since
Shai Vichness	40	Chief Financial Officer and Treasurer	2021
Thomas Grenville	51	Chief Compliance Officer	2021
John McCally	43	Vice President and Secretary	2021
Marissa Short	39	Controller	2021

The address for each of the Company’s executive officers is c/o NC SLF Inc., 430 Park Avenue, 14th Floor, New York, NY 10022.
Shai Vichness, Chief Financial Officer and Treasurer
Shai Vichness serves as Chief Financial Officer and Treasurer of the Company, Nuveen Churchill Direct Lending Corp. and Nuveen Churchill Private Capital Income Fund and as a Senior Managing Director and Chief Financial Officer of Churchill. Previously, as Managing Director and Head of Senior Leveraged Lending for Nuveen LLC (“Nuveen”), Mr. Vichness was responsible for initiating Nuveen’s investment program in middle market senior loans and was directly involved in the launch of Churchill as an affiliate in 2015. Since the launch of Churchill, Mr. Vichness has been a member of Churchill’s Investment Committee and has been actively engaged in the management of the firm, including the development of its infrastructure and operations. Mr. Vichness joined Nuveen in 2005 and has spent his entire career in the private debt markets, with a significant amount of time spent in the firm’s workout and restructuring department. Mr. Vichness holds a B.B.A. from Baruch College, CUNY and is a CFA charterholder.
Thomas Grenville, Chief Compliance Officer
Thomas Grenville is the Chief Compliance Officer of the Company, Nuveen Churchill Direct Lending Corp. and Nuveen Churchill Private Capital Income Fund and has served as chief compliance officer for various Nuveen affiliates since 2010. Prior to joining, Mr. Grenville was at the U.S. Securities and Exchange Commission for seven years, where he led examinations of hedge funds, investment companies and investment advisers. He also worked for two years at the State of Oregon’s Division of Finance and Corporate Securities. Mr. Grenville received a B.A. from Swarthmore College, a J.D. from Benjamin N. Cardozo Law School, an L.L.M. in Environmental and Natural Resources Law from Lewis and Clark Law School and a M.B.A. from the University of California, Berkeley. He is a member of the Oregon Bar, and has been designated as a Certified Fraud Examiner by the Association of Certified Fraud Examiners (ACFE).
John McCally, Vice President and Secretary
John McCally is a Vice President and the Secretary of the Company, Nuveen Churchill Direct Lending Corp. and Nuveen Churchill Private Capital Income Fund and serves as the General Counsel for Churchill after establishing Churchill with the Churchill Financial Founders in 2015. Mr. McCally has served in the TIAA and Nuveen legal departments since 2010, including as the head of legal for Nuveen Leveraged Finance. Mr. McCally also provides legal support for various investment and asset management teams within the Nuveen and TIAA businesses, including those engaged in public and private fixed income, derivatives and structured products. Prior to joining the organization in 2010, Mr. McCally was an associate with Cadwalader, Wickersham & Taft LLP, specializing in derivatives, structured products and investment management, based in its Washington, D.C. office. Mr. McCally received a B.A. from Duke University and a juris doctor from The George Washington University Law School.

Marissa Short, Controller
Marissa Short joined Churchill in 2018 and currently serves as Controller of the Company, Nuveen Churchill Direct Lending Corp. and Nuveen Churchill Private Capital Income Fund and as Managing Director, Funds Controller of Churchill. Previously, she was a senior manager in the Wealth and Asset Management Practice at Ernst & Young LLP, responsible for the planning, implementation, and completion of financial statement audits for top tier SEC and non-SEC clients. Ms. Short received her B.S. in Accounting and Business Administration from Lehigh University and is a Certified Public Accountant in the State of New York.

CORPORATE GOVERNANCE
The Board
Board Composition
Our Board consists of three members, two of whom are not “interested persons” (as defined in Section 2(a)(19) of the 1940 Act) of the Company and the Investment Adviser or of any of their respective affiliates (the “Independent Directors”). Each director holds office for a one-year term and will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualified. Each of Messrs. Kencel, Kirchheimer and Ritchie are currently holding office with terms expiring at the Annual Meeting, and each has been nominated to continue to serve as a director of the Company for a one-year term expiring at the 2023 annual meeting of shareholders.
Independent Directors
Pursuant to the Company’s Second Articles of Amendment and Restatement, a majority of the Board will consist of directors who are Independent Directors. On an annual basis, each member of the Board is required to complete a questionnaire eliciting information to assist the Board in determining whether the Independent Directors continue to be independent under the Exchange Act and the 1940 Act. The Board limits membership on the Audit Committee, the Nominating Committee and the Special Transactions Committee to Independent Directors.
Based on these independence standards and the recommendation of the Nominating Committee, after reviewing all relevant transactions and relationships between each director, or any of his family members, and the Company, the Investment Adviser or of any of their respective affiliates, the Board has determined that Messrs. Kirchheimer and Ritchie qualify as Independent Directors. Each director who serves on the Audit Committee is an independent director for purposes of Rule 10A-3 under the Exchange Act.
Interested Directors
Mr. Kencel is considered an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) of the Company because he is an officer of the Investment Adviser.
Meetings and Attendance
The Board met six times during the fiscal year ended December 31, 2022 and acted on various occasions by unanimous written consent. Each of the incumbent directors attended at least 75% of the aggregate of the Board meetings and meetings of the committee(s) on which he served during the last fiscal year and while he served as a director.
Board Attendance at the Annual Meeting
The Company’s practice is to encourage its directors to attend each annual meeting of shareholders; however, such attendance is not required at this time. All directors attended the 2022 annual meeting of shareholders.
Board Leadership Structure
The Board monitors and performs an oversight role with respect to the Company’s business and affairs, compliance with regulatory requirements and the services, expenses and performance of the Company’s service providers. Among other things, the Board approves the appointment of, and reviews and monitors the services and activities performed by our Investment Adviser, our administrator, Nuveen Churchill Administration LLC (the

“Administrator”) and our officers, and approves the engagement, and reviews the performance of, the Company’s independent registered public accounting firm.
Under the bylaws, the Board may designate a chair to preside over the meetings of the Board and meetings of the Shareholders and to perform such other duties as may be assigned to the chairman by the Board. The Company does not have a fixed policy as to whether the chairman of the Board should be an Independent Director and believes that it should maintain the flexibility to select the chairman and reorganize the leadership structure, from time to time, based on the criteria that is in its best interests and its Shareholders at such times.
Kenneth Kencel currently serves as the chairman of the Board. Mr. Kencel is an “interested person” of the Company as defined in Section 2(a)(19) of the 1940 Act because he is an officer of the Company and Churchill. The Company believes that Mr. Kencel’s history with Churchill, familiarity with the Company’s investment objective and investment strategies, and extensive knowledge of the financial services industry and the investment valuation process in particular qualify him to serve as the chairman of the Board. The Company believes that, at present, it is best served through this leadership structure, as Mr. Kencel’s relationship with Churchill provides an effective bridge and encourages an open dialogue between the Company’s management and the Board, ensuring that all groups act with a common purpose. The Company is aware of the potential conflicts that may arise when a non-Independent Director is chairman of the Board, but believes these potential conflicts are offset by its strong corporate governance policies. The Company’s corporate governance policies include regular meetings of the Independent Directors in executive session without the presence of the interested director and management over which the chairman of the Audit Committee presides, the establishment of the Audit Committee, the Nominating Committee and the Special Transactions Committee, which are comprised solely of Independent Directors, and the appointment of a Chief Compliance Officer, with whom the Independent Directors meet regularly without the presence of the interested director and other members of management, for administering the Company’s compliance policies and procedures. The Board also believes that its leadership structure is appropriate in light of the Company’s characteristics and circumstances because the structure allocates areas of responsibility among the individual directors and the committees in a manner that encourages effective oversight. The Board also believes that its size creates a highly efficient governance structure that provides ample opportunity for direct communication and interaction between the Investment Adviser and the Board. The Company recognizes that different board leadership structures are appropriate for companies in different situations. The Company intends to continue to re-examine its corporate governance policies on an ongoing basis to ensure that they continue to meet its needs.
The Board currently does not have a designated lead Independent Director. However, Mr. Ritchie, the chairman of the Audit Committee, is an independent director and acts as a liaison between the Independent Directors and management between meetings of the Board and is involved in the preparation of agendas for Board and committee meetings.

The Board’s Role in Risk Oversight
The Board performs its risk oversight function primarily through (a) the Audit Committee, the Nominating Committee and the Special Transactions Committee (collectively, the “Committees”), which report to the Board, each of which is comprised solely of Independent Directors, and (b) active monitoring by the Company’s Chief Compliance Officer and its compliance policies and procedures.
As described below in more detail under the “Audit Committee,” “Nominating and Corporate Governance Committee” and “Special Transactions Committee” subsections below, the Committees assist the Board in fulfilling its risk oversight responsibilities. The Audit Committee’s risk oversight responsibilities include overseeing the Company’s accounting and financial reporting processes, the Company’s systems of internal controls regarding finance and accounting and audits of the Company’s financial statements and discussing with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies. The Nominating Committee’s risk oversight responsibilities include nominating directors for election by the Shareholders in the event of director vacancies, developing and recommending to the Board a set of corporate governance principles and overseeing the evaluation of the Board and the Committees. The Special Transactions Committee’s risk oversight responsibilities include reviewing and making certain findings in respect of co-investment transactions and monitoring compliance with the conditions of the Order (as defined below), as well as certain other matters pertaining to potential or actual conflicts of interest.
The Board also performs its risk oversight responsibilities with the assistance of the Company’s Chief Compliance Officer. The Board quarterly reviews a written report from the Chief Compliance Officer discussing the adequacy and effectiveness of the Company’s compliance policies and procedures and its service providers. The Chief Compliance Officer’s quarterly report addresses at a minimum: (a) the operation of the Company’s compliance policies and procedures and its service providers since the last report; (b) any material changes to these policies and procedures since the last report; (c) any recommendations for material changes to these policies and procedures as a result of the Chief Compliance Officer’s review; and (d) any compliance matter that has occurred since the date of the last report about which the Board would reasonably need to know to oversee the Company’s compliance activities and risks. In addition, the Chief Compliance Officer meets separately in executive session with the Independent Directors periodically, but in no event less than once each year.
The Company believes that the Board’s role in risk oversight is effective and appropriate given the extensive regulation to which it is subject as a registered closed-end fund. The Company is required to comply with certain regulatory requirements that control the levels of risk in its business and operations. For example, the Company’s ability to incur indebtedness is limited such that its asset coverage must equal at least 300% immediately after incurring indebtedness. In addition, the Company has elected, and intends to qualify annually, to be treated as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended. As a RIC, the Company must, among other things, meet certain source-of-income and asset diversification requirements/
The Company recognizes that different board of director roles in risk oversight are appropriate for companies in different situations. The Company intends to continue to re-examine the manner in which the Board administers its oversight function on an ongoing basis to ensure that it continues to meet the Company’s needs.
Communications with Directors
Shareholders and other interested parties may contact any member (or all members) of the Board by mail. To communicate with the Board, any individual directors or any group or committee of directors, correspondence should be addressed to the Board or any such individual directors or group or committee of directors by either name or title. All such correspondence should be sent NC SLF Inc., 430 Park Avenue, 14th Floor, New York, NY 10022, Attention: Chief Compliance Officer.
Committees of the Board
The Board has an Audit Committee, a Nominating Committee and a Special Transactions Committee, and may form additional committees in the future. A brief description of each committee is included in this Proxy Statement.
Audit Committee
The Audit Committee had eight formal meetings during the fiscal year ended December 31, 2022 and took action by unanimous written consent.
The Audit Committee is composed of David Kirchheimer and James Ritchie, each of whom is an Independent Director and is “independent” as that term is defined under Item 3 of Form N-CSR. Mr. Ritchie serves as chair of the Audit Committee. The Board has determined that each of Mr. Kirchheimer and Mr. Ritchie is an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K, as promulgated under the Exchange Act. Our Audit Committee members also meet the current independence and experience requirements of Rule 10A-3 of the Exchange Act.

The Audit Committee operates pursuant to a charter approved by the Board. The charter sets forth the responsibilities of the Audit Committee. The Audit Committee (a) assists the Board’s oversight of the integrity of the Company’s financial statements, the independent registered public accounting firm’s qualifications, performance, and independent, and the Company’s compliance with legal and regulatory requirements; (b) reviews and approves the Audit Committee report, as required by the SEC, to be included in our annual proxy statement and annual report on Form N-CSR; (c) oversees the scope of the annual audit of the Company’s financial statements, the quality and objectivity of our financial statements, accounting and policies and internal controls over financial reporting; (d) establishes guidelines and makes recommendations to the Board regarding the valuation of the Company’s investments, and is responsible for reviewing valuations and any reports of independent valuation firms, confirming that valuations are made in accordance with the valuation policies of the Board and reporting any deficiencies or violations of such valuation policies to the Board on at least a quarterly basis; (e) determines the selection, appointment, retention and termination of our independent registered public accounting firm, as well as approving the compensation thereof; (f) reviews reports regarding compliance with the Company’s Code of Business Conduct and Ethics; (g) pre-approves all audit and non-audit services provided to the Company by such independent registered public accounting firm; and (h) acts as a liaison between the Company’s independent registered public accounting firm and the Board.
Nominating and Corporate Governance Committee
The Nominating Committee had one formal meetings during the fiscal year ended December 31, 2022.
The Nominating Committee is comprised of David Kirchheimer and James Ritchie, each of whom is an Independent Director. Mr. Kirchheimer serves as chair of the Nominating Committee.
The Nominating Committee operates pursuant to a charter approved by the Board. The charter sets forth the responsibilities of the Nominating Committee. The Nominating Committee recommends to the Board persons to be nominated by the Board for election on an annual basis and in the event any vacancy on the Board may arise. The Nominating Committee will consider for nomination to the Board candidates submitted by the Shareholders or from other sources it deems appropriate. In considering whether to recommend any particular candidate for inclusion in the Board’s slate of recommended director nominees, the Nominating Committee applies the criteria included in its charter. These criteria include the candidate’s standards of character and integrity, knowledge of the Company’s business and industry, conflicts of interest, willingness to devote time to the Company and ability to act in the interests of all Shareholders. The Nominating Committee does not assign specific weights to particular criteria and no particular criterion is a prerequisite for each prospective nominee. The Board does not have a specific diversity policy, but considers diversity of race, religion, national origin, gender, sexual orientation, disability, cultural background and professional experiences in evaluating candidates for board membership. The Board believes diversity is important because a variety of viewpoints contribute to an effective decision-making process.
The Nominating Committee also makes recommendations with regard to the tenure of the directors and is responsible for overseeing an annual evaluation of the Board and its committee structure to determine whether the structure is operating effectively.
Special Transactions Committee
The Special Transactions Committee had no formal meetings during the fiscal year ended December 31, 2022, but took action by unanimous written consent during the fiscal year ended December 31, 2022.
The Special Transactions Committee is comprised of David Kirchheimer and James Ritchie, each of whom is an Independent Director. Mr. Kirchheimer serves as chair of the Special Transactions Committee.
The Special Transactions Committee is responsible for reviewing and making certain findings in respect of co-investment transactions under the conditions of the exemptive orders granted by the SEC on June 7, 2019 and October 14, 2022 (collectively, the “Order”) as well as certain other matters pertaining to actual or potential conflicts of interest.

Compensation Committee
The Company does not have a compensation committee because its executive officers do not receive compensation from us. The Board, as a whole, is responsible for reviewing the reimbursement by the Company to the Administrator of the allocable portion of the cost of the Company’s Chief Financial Officer and his staff and also participates in the consideration of the Independent Directors’ compensation.
Code of Business Conduct and Ethics
The Company has adopted a Code of Business Conduct and Ethics that applies to the Company’s principal executive officer, principal financial officer, principal account officer or controller, any person performing similar functions and all employees of the Investment Adviser and Nuveen that perform services on behalf of the Company. There have been no material changes to the Company’s Code of Business Conduct and Ethics or material waivers of the Code of Business Conduct and Ethics that apply to the Company’s Chief Executive Officer or Chief Financial Officer. The Company will provide any person, without charge, upon request, a copy of the Code of Business Conduct and Ethics. To receive a copy, please provide a written request to: NC SLF Inc., 430 Park Avenue, 14th Floor, New York, NY 10022, Attention: Vice President and Secretary, John McCally.
Hedging Transactions
The Company’s Code of Ethics does not expressly prohibit directors, executive officers or employees of its affiliates from purchasing financial instruments (including prepaid variable forward contracts, equity swaps, collars, and exchange funds), or otherwise engage in transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of the Company’s common stock. In fact, the Company’s Code of Ethics and Insider Trading Policy specifically permits hedging with puts or certain types of short sales, unless the transaction is a covered call (which can be written when the director, executive officer, employee or affiliate acquires the underlying position), in which case such person must first hold the underlying position for 60 days.
Election of Executive Officers
Executive officers hold their office until their respective successor has been duly elected and qualified, or until the earlier of their respective resignation or removal.
Compensation Discussion and Analysis
We do not currently have any employees and do not expect to have any employees. Services necessary for our business are provided by individuals who are employees of the Investment Adviser, the Administrator or their respective affiliates, pursuant to the terms of the Investment Management Agreement and the Administration Agreement (each as defined below), as applicable. Therefore, our day-to-day investment operations are managed by the Investment Adviser, and most of the services necessary for the origination and administration of our investment portfolio will be provided by investment professionals employed by the Investment Adviser or its affiliates.
Each of our executive officers is an employee of an affiliate of the Administrator. We reimburse the Administrator for our allocable portion of expenses incurred by the Administrator in performing its obligations under the Administration Agreement, including our allocable portion of the cost of our Chief Financial Officer and his staff, and we reimburse the Investment Adviser for certain expenses under the Investment Management Agreement.
Director Compensation
No compensation will be paid to our interested director. Each Independent Director receives an annual retainer fee of $27,500. In addition, each of the chair of the Audit Committee and the chair of the Special Transactions Committee receive an annual retainer of $2,000. We also reimburse each of the Independent Directors for all reasonable out-of-pocket expenses incurred in connection with each meeting attended.

The table below sets forth the compensation received by each director from the Company for service during the fiscal year ended December 31, 2022:

	Fees Earned and Paid in Cash	Total Compensation
David M. Kirchheimer	$29,500	$29,500
James Ritchie	$29,500	$29,500

Compensation of the Investment Adviser

The Investment Adviser manages our day-to-day operations and provides us with investment advisory and management services pursuant to an investment advisory and management agreement between the Company and the Investment Adviser (the “Investment Management Agreement”). In particular, the Investment Adviser is responsible for identifying attractive investment opportunities, conducting research and due diligence on prospective investments, structuring our investments and monitoring and servicing our investments. All investment decisions for the Company require the unanimous approval of the members of an investment committee comprised of senior investment personnel of the Investment Adviser’s Senior Loan Investment Team.
Base Management Fee
The Company pays the Investment Adviser a fee for its services under the Investment Management Agreement consisting of an annual base management fee (the “Management Fee”). The Management Fee is payable quarterly in arrears.
During the investment period that will commence on the Initial Closing Date (as defined below) and continue until the 48-month anniversary of the Initial Closing Date (the “Investment Period”), the Management Fee is calculated at an annual rate with respect to the Company’s Average Total Assets (defined below), such rate being determined as follows: (i) 0.50% in respect of the portion of Average Total Assets equal to or less than $500 million, (ii) 0.40% in respect of the portion of Average Total Assets in excess of $500 million and equal to or less than $1 billion and (iii) 0.35% in respect of the portion of Average Total Assets in excess of $1 billion. “Average Total Assets” means the average of the Company’s total assets (which excludes cash and cash equivalents and undrawn Capital Commitments (as defined in the subscription agreements executed by each Shareholder), but includes assets financed using leverage) as of the end of each of the two most recently completed calendar quarters. For purposes of this calculation, cash and cash equivalents include any temporary investments in cash-equivalents, U.S. government securities and other high quality investment grade debt investments that mature in 12 months or less from the date of investment.
After the Investment Period, the Management Fee will be calculated at a rate equal to the Applicable Ratio (as defined below) per annum on the basis of the Company’s Average Total Assets as of the end of the two most recently completed calendar quarters, and will be payable quarterly in arrears. The term “Applicable Ratio” means a percentage calculated by (i) taking the sum of (A) the Average Total Assets equal to or less than $500 million multiplied by 0.50%, plus (B) the Average Total Assets greater than $500 million and equal to or less than $1 billion multiplied by 0.40%, plus (C) the Average Total Assets greater than $1 billion multiplied by 0.35%, and dividing such total by (ii) the total Average Total Assets.

Certain Relationships and Related Party Transactions
In the ordinary course of business, we may enter into transactions with affiliates and portfolio companies that may be considered related party transactions. In order to ensure that we do not engage in any transactions with any persons affiliated with us that are prohibited under the 1940 Act, we have implemented certain policies and procedures whereby our executive officers screen each of our transactions for any possible affiliations between the proposed portfolio investment, us, and/or certain of our affiliates. We will not enter into any agreements related to any such transactions unless and until we are satisfied that doing so will not raise concerns under the 1940 Act or, if such concerns exist, we have taken appropriate actions to seek Board review and approval or exemptive relief for such transaction. Our Board will review such procedures on an annual basis.
Investment Management Agreement
We entered into an investment advisory and management agreement with the Investment Adviser, which became effective on May 31, 2021. In connection with our registration as a closed-end fund, we entered into the new Investment Management Agreement, which became effective on October 4, 2022 (as amended on October 25, 2022, the “Investment Management Agreement”), pursuant to which we will pay the Management Fees to the Investment Adviser. The Investment Management Agreement was approved by the Board at an in-person meeting on August 2, 2022. On August 9, 2022, our shareholders unanimously approved the Investment Management Agreement. Pursuant to the 1940 Act, the Investment Management Agreement will remain in effect for an initial period of two years from the date it first became effective, expiring on October 4, 2024, and will remain in effect on a year-to-year basis thereafter if approved annually either by the Board or by the affirmative vote of the holders of a majority of our outstanding voting securities and, in each case, a majority of our Independent Directors.
In its consideration of the approval of the Investment Management Agreement, the Board focused on information it had received relating to, among other things:
•the nature, quality and extent of the advisory and other services to be provided to the Company by the Investment Adviser;
•the investment performance of individuals affiliated with the Company and the Investment Adviser;
•comparative data with respect to advisory fees or similar expenses paid by other investment companies with similar investment objectives, reflected in a chart previously provided to the Board;
•the Company’s projected operating expenses and expense ratio compared to investment companies with similar investment objectives;
•any existing and potential sources of indirect income to the Investment Adviser from its relationships with the Company and the profitability of those relationships;
•information about the services to be performed and the personnel performing such services under the Investment Management Agreement;
•the organizational capability and financial condition of the Investment Adviser and its affiliates; and
•the possibility of obtaining similar services from other third party service providers or through an internally managed structure.

Based on the information reviewed and the discussions detailed above, the Board, including all of the Independent Directors, concluded that the fees payable to the Investment Adviser pursuant to the Investment Management Agreement were reasonable and comparable to the fees paid by other investment companies with similar investment objectives in relation to the services to be provided. The Board did not assign relative weights to the above factors or the other factors considered by it. Individual members of the Board may have given different weights to different factors.
Administration Agreement
We have entered into the Administration Agreement with the Administrator (the “Administration Agreement”). Pursuant to the Administration Agreement, the Administrator furnishes the Company with office facilities and equipment and provides clerical, bookkeeping and record keeping and other administrative services at such facilities.
Potential Conflicts of Interest
The Company, the Investment Adviser, and the Company’s respective direct or indirect members, partners, officers, directors, employees, agents and affiliates may be subject to certain potential conflicts of interest in connection with the Company’s activities and investments. For example, the terms of the Investment Management Agreement with respect to management fees may create an incentive for the Investment Adviser to approve and cause us to make more speculative investments than we would otherwise make in the absence of such fee structure. In addition, certain personnel of the Investment Adviser serve, or may serve, as officers, directors, members or principals of entities that operate in the same or a related line of business as the Company, or of investment funds, accounts or investment vehicles sponsored or managed by them. Similarly, the Investment Adviser may have other clients or other accounts with similar, different or competing investment objectives as the Company. In serving in these multiple capacities, they may have obligations to other clients, other accounts or investors in those entities, the fulfillment of which may not be in the best interests of the Company or our Shareholders.
The Investment Adviser or its affiliates also may earn additional fees related to the securities in which the Company invests, which may result in conflicts of interests for the senior investment professionals and members of the investment committee making investment decisions. For example, subject to any applicable limitations under applicable law, the Investment Adviser and its affiliates may act as an arranger, syndication agent, or in a similar capacity, with respect to securities in which the Company invests, in which case the Investment Adviser and its affiliates receive compensation from the issuers of such securities, which compensation would be paid to them separately from the management fees paid by the Company. Additionally, subject to any applicable limitations under applicable law, affiliates of the Investment Adviser may act as the administrative agent on credit facilities under which such securities are issued, which may contemplate additional compensation to such affiliates for the service of acting as administrative agent thereunder. The Investment Adviser has separate account, fund-of-one, or other managed account arrangements in place with TIAA or subsidiaries thereof. Consistent with Churchill’s investment allocation policies and the Order, Churchill also may simultaneously be managing certain securities for the Company and allocating the same investments to TIAA (or subsidiaries thereof) pursuant to such arrangements, which may lead to conflicts of interest.

In certain instances, it is possible that other entities managed by the Investment Adviser or a proprietary account of TIAA may be invested in the same or similar loans or securities as held by the Company, and which may be acquired at different times at lower or higher prices. Those investments may also be in securities or other instruments in different parts of the company’s capital structure that differ significantly from the investments held by the Company, including with respect to material terms and conditions, including, without limitation, seniority, interest rates, dividends, voting rights and participation in liquidation proceeds. Consequently, in certain instances, these investments may be in positions or interests that are potentially adverse to those taken or held by the Company. In such circumstances, measures will be taken to address such actual or potential conflicts, which may include, as appropriate, establishing an information barrier between or among the applicable personnel of the relevant affiliated entities (including as between officers of the Investment Adviser), requiring recusal of certain personnel from participating in decisions that give rise to such conflicts, or other protective measures as will be established from time to time to address such conflicts.
Further, subject to any applicable limitations under applicable law, an affiliate of TIAA may serve as the administrative or other named agent on behalf of the lenders with respect to investments by the Company and/or one or more of its affiliates. In some cases, investments that are originated or otherwise sourced by the Investment Adviser may be funded by a loan syndicate organized by the Investment Adviser or its affiliates (“Loan Syndicate”). The participants in a Loan Syndicate (“Loan Syndicate Participants”), in addition to the Company and its affiliates may include other lenders and various institutional and sophisticated investors (through private investment vehicles in which they invest). The entity acting as agent may serve as an agent with respect to loans made at varying levels of a borrower’s capital structure. Loan Syndicate Participants may hold investments in the same or distinct tranches in the loan facilities of which the portfolio investment is a part or in different positions in the capital structure under such portfolio investment. As is typical in such agency arrangements, the agent is the party responsible for administering and enforcing the terms of the loan facility, may take certain actions and make certain decisions in its discretion, and generally may take material actions only in accordance with the instructions of a designated percentage of the lenders. In the case of loan facilities that include both senior and subordinate tranches, the agent may take actions in accordance with the instructions of the holders of one or more of the senior tranches without any right to vote or consent (except in certain limited circumstances) by the subordinated tranches of such indebtedness. The Investment Adviser expects that the portfolio investments held by the Company and its affiliates may represent less than the amount of debt sufficient to direct, initiate or prevent actions with respect to such loan facility, or a tranche thereof, of which the Company’s investment is a part (other than preventing those that require the consent of each lender). As a result of an affiliate of TIAA acting as agent for an agented loan where a Loan Syndicate Participant may own more of the related indebtedness of the obligor or hold indebtedness in a position in the capital structure of an obligor different from that of the Company and its affiliates, such Loan Syndicate Participants will be in a position to exercise more control with respect to the related loan facility than that which the Investment Adviser could exercise on behalf of the Company, and may exercise such control in a manner adverse to the interests of the Company.
In addition, TIAA and other client accounts of Churchill, in connection with an advisory relationship with Churchill, may be a limited partner investor in many of the private equity funds that own the portfolio companies in which the Company will invest, or TIAA (and other private clients managed by Churchill and its affiliates) may otherwise have a relationship with the private equity funds or portfolio companies, which may give rise to certain conflicts or limit the Company’s ability to invest in such portfolio companies. TIAA (and other private clients managed by Churchill and its affiliates) may also hold passive equity co-investments in such private equity funds or portfolio companies owned by such fund, or in holding companies elsewhere in the capital structure of the private equity fund or portfolio company, which may give rise to certain conflicts for the investment professionals when making investment decisions.

Allocation of Investment Opportunities
The Investment Adviser and its affiliates have procedures and policies in place designed to manage the potential conflicts of interest between their fiduciary obligations to us and their similar fiduciary obligations to other clients. An investment opportunity that is suitable for multiple clients of the Investment Adviser and its affiliates may not be capable of being shared among some or all of such clients due to the limited scale of the opportunity or other factors, including regulatory restrictions imposed by the 1940 Act. There can be no assurance that the Investment Adviser’s or its affiliates’ efforts to allocate any particular investment opportunity fairly among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to us. Not all conflicts of interest can be expected to be resolved in our favor.
In order to address these issues, the Investment Adviser has put in place an investment allocation policy that addresses the restrictions under the 1940 Act and seeks to ensure the equitable allocation of investment opportunities. In the absence of using the Order from the SEC that permits greater flexibility relating to co-investments, the Investment Adviser will apply the investment allocation policy to determine which entities will proceed with an investment. When we engage in permitted co-investments, we will do so in a manner consistent with the Investment Adviser’s allocation policy. In situations where co-investment with other entities managed by the Investment Adviser or its affiliates is not permitted or appropriate, such as when there is an opportunity to invest in different securities of the same issuer, the Investment Adviser will need to decide whether we or such other entity or entities will proceed with the investment. The Investment Adviser will make these determinations based on its policies and procedures, which generally require that such opportunities be offered to eligible accounts in a manner that will be fair and equitable over time.
The Investment Adviser’s allocation policy sets target holds for the Company and the other accounts managed by the Investment Adviser in the ordinary course. The target hold amounts are designed to achieve a high level of diversification in the Company and the other accounts managed by the Investment Adviser, generally in the one percent (1%) – two percent (2%) range (but may be greater or lesser than that from time to time, depending on marketing conditions). Target holds may be less than the maximum hold position permitted under the investment restrictions applicable to such account (including the Company), and as a result of the application of the target hold, additional investment capacity may exist, which may go towards co-investment vehicles.
Co-Investment Opportunities
As a registered investment company, the Company is subject to certain regulatory restrictions in negotiating certain investments with entities with which the Company may be restricted from doing so under the 1940 Act, such as the Investment Adviser and its affiliates, unless it obtains an exemptive order from the SEC.
We may co-invest with the Investment Adviser’s and its affiliates’ other clients in certain circumstances where doing so is consistent with applicable law and SEC staff interpretations. For example, we may co-invest with such accounts consistent with guidance promulgated by the SEC staff permitting us and such other accounts to purchase interests in privately placed securities so long as certain conditions are met, including that the Investment Adviser, acting on our behalf and on behalf of other clients, negotiates no term other than price. We may also co-invest with the Investment Adviser’s or its affiliates’ other clients as otherwise permissible under regulatory guidance, applicable regulations, and the Investment Adviser’s investment allocation policy, which the Investment Adviser maintains in writing. Under this investment allocation policy, a portion of each eligible investment opportunity, which may vary based on asset class and from time to time, is offered to us and similar eligible accounts as periodically determined by the Investment Adviser. The Company may also participate in negotiated co-investment transactions with certain other funds and accounts sponsored or managed by either the Investment Adviser and/or its affiliates pursuant to the Order. Co-investment under the Order is subject to certain conditions therein, including the condition that, in the case of each co-investment transaction, the Board, including a majority of the Independent Directors, determines that (1) the terms of the proposed transaction are reasonable and fair to the Company and the Shareholders and do not involve overreaching of the Company or the Shareholders on the part of any person concerned and (2) the transaction is consistent with the interests of the Shareholders and is consistent with the Company’s investment strategies and policies. Neither we nor the affiliated funds are obligated to invest or co-invest when investment opportunities are referred to us or them.
Material Non-Public Information
The Investment Adviser’s investment professionals may serve as directors of, or in a similar capacity with, companies in which we invest or in which we are considering making an investment. Through these and other relationships with a portfolio company, these individuals may obtain material non-public information that might restrict our ability to buy or sell the securities of such company under the policies of the company or applicable law.
Promoters and Certain Control Persons
The Investment Adviser may be deemed a promoter of the Company. We will enter into the Investment Management Agreement with the Investment Adviser. The Investment Adviser will be entitled to receive Management Fees for its services to us. In addition, under the Investment Management Agreement and to the extent permitted by applicable law and in the discretion of our Board, we expect to indemnify the Investment Adviser and certain of its affiliates. See “Compensation of the Investment Adviser” above.
Required Vote
A nominee for director will be elected to the Board if the votes cast for such nominee’s election exceed the votes withheld from such nominee’s election. If you vote “withhold authority” with respect to a nominee, your Shares will not be voted with respect to the person indicated. Abstentions and “broker non-votes” will not be included in determining the number of votes cast and, as a result, will have no effect on this Proposal 1.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE DIRECTOR NOMINEES.

PRINCIPAL ACCOUNTANT FEES AND SERVICES
PricewaterhouseCoopers LLP, New York, New York, has been appointed by the Audit Committee and the Board to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. PricewaterhouseCoopers LLP acted as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2022. PricewaterhouseCoopers LLP has advised us that neither the firm nor any present member or associate of it has a direct financial or material indirect financial interest in the Company or its affiliates. It is expected that a representative of PricewaterhouseCoopers LLP will be present at the Annual Meeting and will have an opportunity to make a statement if he or she chooses and will be available to answer questions.
Set forth in the table below are audit fees, audit-related fees, tax fees and all other fees billed to the Company by PricewaterhouseCoopers LLP for professional services performed for the fiscal year ended December 31, 2022 and 2021:

	For the fiscal year ended December 31, 2022	For the fiscal year ended December 31, 2021
Audit Fees	$204,700	$210,000
Audit-Related Fees	—	—
Tax Fees	63,650	70,450
All Other Fees	—	—
Total Fees	$268,350	$280,450

Audit Fees: Audit fees include fees for services that normally would be provided by the accountant in connection with statutory and regulatory filings or engagements and that generally only the independent accountant can provide. In addition to fees for the audit of our financial statements included in the Annual Report and the review of our interim financial statements in accordance with generally accepted auditing principles in the United States (“U.S. GAAP”), this category contains fees for comfort letters, statutory audits, consents and assistance with and review of documents filed with the SEC.
Audit-Related Fees: Audit-related fees are assurance and related services that are reasonably related to the performance of the independent accountant, such as attest services that are not required by statute or regulation.
Tax Services Fees: Tax fees include professional fees for tax compliance and tax advice.
All Other Fees: Other fees would include fees for products and services other than the services reported above.
Pre-Approval Policies and Procedures
The Audit Committee has established a pre-approval policy that describes the permitted audit, audit-related, tax and other services to be provided by PricewaterhouseCoopers LLP, the Company’s independent registered public accounting firm. The policy requires that the Audit Committee pre-approve the audit and non-audit services performed by the independent auditor in order to assure that the provision of such service does not impair the auditor’s independence.
Any requests for audit, audit-related, tax and other services that have not received general pre-approval must be submitted to the Audit Committee for specific pre-approval, irrespective of the amount, and such services cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of the Audit Committee. The Audit Committee does not delegate its responsibility to pre-approve services performed by the independent registered public accounting firm to management.

Audit Committee Report*
The Audit Committee of the Board operates under a written charter adopted by the Board. The Audit Committee is currently composed of Messrs. Kirchheimer and Ritchie.
Management is responsible for the Company’s internal controls over the financial reporting. The Company’s independent registered public accounting firm is responsible for performing an independent audit of the Company’s financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) (the “PCAOB”) and expressing an opinion on the conformity of those audited financial statements in accordance with U.S. GAAP. The Audit Committee’s responsibility is to monitor and oversee these processes. The Audit Committee is also directly responsible for the appointment, compensation and oversight of the Company’s independent registered public accounting firm.
Audit Firm Selection/Ratification
At least annually, the Audit Committee reviews the Company’s independent registered public accounting firm to decide whether to retain such firm on behalf of the Company. PricewaterhouseCoopers LLP has been the Company’s independent registered public accounting firm since 2021.
When conducting its latest review of PricewaterhouseCoopers LLP, the Audit Committee actively engaged with PricewaterhouseCoopers LLP’s engagement partners and considered, among other factors:
•the professional qualifications of PricewaterhouseCoopers LLP and that of the lead audit partner and other key engagement members relative to the current and ongoing needs of the Company;
•PricewaterhouseCoopers LLP’s historical and recent performance on the Company’s audits, including the extent and quality of PricewaterhouseCoopers LLP’s communications with the Audit Committee related thereto;
•senior management’s assessment of PricewaterhouseCoopers LLP’s performance;
•the appropriateness of PricewaterhouseCoopers LLP’s fees relative to both efficiency and audit quality;
•PricewaterhouseCoopers LLP’s independence policies and processes for maintaining its independence;
•PCAOB audit quality inspection reports on PricewaterhouseCoopers LLP;
•PricewaterhouseCoopers LLP’s tenure as the Company’s independent registered public accounting firm and its related depth of understanding of the Company’s businesses, operations and systems and the Company’s accounting policies and practices;
•PricewaterhouseCoopers LLP’s professional integrity and objectivity;
•the relative benefits, challenges, overall advisability and potential impact of selecting a different independent registered public accounting firm.
As a result of this evaluation, the Audit Committee approved the appointment of PricewaterhouseCoopers LLP for the 2023 fiscal year.
Audit Engagement Partner Selection
Under SEC rules and PricewaterhouseCoopers LLP’s practice, the lead engagement audit partner is required to change every five years, and the current lead audit partner was appointed in 2021.
Pre-Approval Policy
The Audit Committee has established a pre-approval policy that describes the permitted audit, audit-related, tax and other services to be provided by PricewaterhouseCoopers LLP, the Company’s independent registered public accounting firm. The policy requires that the Audit Committee pre-approve all services performed by the independent auditor in order to assure that the provision of such service does not impair the auditor’s independence.
Any requests for audit, audit-related, tax and other services that have not received general pre-approval must be submitted to the Audit Committee for specific pre-approval, irrespective of the amount, and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of the Audit Committee. However, the Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibility to pre-approve services performed by the independent registered public accounting firm to management.
During the fiscal year ended December 31, 2022, the Audit Committee pre-approved 100% of non-audit services in accordance with the pre-approval policy described above.
Review with Management
The Audit Committee has reviewed the audited financial statements and met and held discussions with management regarding the audited financial statements. Management has represented to the Audit Committee that the Company’s financial statements were prepared in accordance with U.S. GAAP.
Review and Discussion with Independent Registered Public Accounting Firm
The Audit Committee has discussed with PricewaterhouseCoopers LLP, the Company’s independent registered public accounting firm, matters required to be discussed by the applicable requirements of the PCAOB. The Audit Committee received and reviewed the written disclosures and the letter from the independent registered public accounting firm required by the applicable requirements of the PCAOB and has discussed with the auditors the auditors’ independence. The Audit Committee has also considered the compatibility of non-audit services with the auditors’ independence.
Conclusion
Based on the Audit Committee’s discussion with management and the independent registered public accounting firm, the Audit Committee’s review of the audited financial statements, the representations of management and the report of the independent registered public accounting firm to the Audit Committee, the Audit Committee recommended that the Board include the audited financial statements in the Annual Report of the Company for the fiscal year ended December 31, 2022 for filing with the SEC and distribution to Shareholders. The Audit Committee also recommended the selection of PricewaterhouseCoopers LLP to serve as the independent registered public accounting firm for the fiscal year ending December 31, 2023.
Respectfully Submitted,
The Audit Committee
James Ritchie
David Kirchheimer

*    The material contained in the foregoing Audit Committee Report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference into any filing of the Company under the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

OTHER MATTERS TO COME BEFORE THE ANNUAL MEETING
The Board is not aware of any matters that will be presented for action at the Annual Meeting other than the matters set forth herein. Should any other matters requiring a vote of Shareholders arise, it is intended that the proxies that do not contain specific instructions to the contrary will be voted in accordance with the judgment of the persons named in the enclosed form of proxy.
SUBMISSION OF SHAREHOLDER PROPOSALS
Any proposal of a Shareholder intended to be included in our proxy statement and form of proxy/voting instruction card for the 2024 annual meeting of shareholders pursuant to Rule 14a-8 under the Exchange Act must be received by us on or before December 6, 2023. Such proposals must also comply with the requirements as to form and substance established by the SEC if such proposals are to be included in the proxy statement and form of proxy. All proposals should be addressed to NC SLF Inc., 430 Park Avenue, 14th Floor, New York, NY 10022, Attention: Vice President and Secretary, John McCally. Our Nominating Committee will review all Shareholder proposals and will make recommendations to the Board for action on such proposals.
Shareholder proposals or director nominations to be presented at the 2024 annual meeting of shareholders, other than shareholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act, must be submitted in accordance with the advance notice procedures and other requirements set forth in our bylaws. These requirements are separate from the requirements discussed above to have the shareholder nomination or other proposal included in our proxy statement and form of proxy/voting instruction card pursuant to the SEC’s rules.
In addition, any stockholder who intends to present a proposal at the 2024 annual meeting of shareholders, including the nomination of a director or any other business to be considered by the shareholders at the 2024 annual meeting of shareholders (other than a shareholders proposal to be included in our proxy materials pursuant to Rule 14a-8) must comply with the advance notice provisions and other requirements of our Bylaws and submit the proposal in writing to our Secretary, John McCally, at 430 Park Avenue, New York, New York, 10022, and the proposal should be received by the Company not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m., Eastern Time, on the later of the 120th day prior to the date of such annual meeting, as originally convened, or the tenth day following the day on which public announcement of the date of such meeting is first made. We advise you to review our Bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations. If the date of the annual meeting has changed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, shareholder proposals or director nominations must be so received not earlier than the 150th day prior to the date of such annual meeting and not later than the later of 5:00 p.m., Eastern Time, on the 120th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made.
SUBMISSION OF COMPLAINTS
The Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, “Accounting Matters”). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Company’s Chief Compliance Officer, Thomas Grenville. Persons who are uncomfortable submitting complaints to the Chief Compliance Officer, including complaints involving the Chief Compliance Officer, may submit complaints directly to the Audit Committee Chair. Complaints may also be submitted on an anonymous basis via an anonymous online reporting system.

HOUSEHOLDING
Mailings for multiple Shareholders going to a single household are combined by delivering to that address, in a single envelope, a copy of the documents (prospectuses, proxy statements, etc.) or other communications for all Shareholders who have consented or are deemed to have consented to receiving such communications in such manner in accordance with the rules promulgated by the SEC. If you do not want to continue to receive combined mailings of Company communications and would prefer to receive separate mailings of Company communications, please contact John McCally by telephone at (704) 988-1628 or by mail to NC SLF Inc., 430 Park Avenue, 14th Floor, New York, NY 10022, Attention: Vice President and Secretary, John McCally.
AVAILABLE INFORMATION
Copies of the Company’s annual and semi-annual reports on Form N-CSR and monthly portfolio investments reports on Form N-PORT are available at the SEC’s EDGAR website at www.sec.gov. Please contact Investor Relations by telephone at (212) 478-9237, by email at NCSLF-IR@churchillam.com, or mail your request to NC SLF Inc., 430 Park Avenue, 14th Floor, New York, NY 10022.
YOU ARE CORDIALLY INVITED TO PARTICIPATE IN THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING VIRTUALLY, YOU ARE REQUESTED TO VOTE IN ACCORDANCE WITH THE VOTING INSTRUCTIONS IN THE PROXY CARD, OR BY RETURNING A PROXY CARD.

PRIVACY NOTICE
The following information is provided to help investors understand what personal information the Company collects, how the Company protects that information and why, in certain cases, the Company may share information with select other parties.
In order to provide you with individualized service, the Company collects certain nonpublic personal information about you from information you provide on your subscription agreement or other forms (such as your address and social security number), and information about your account transactions with the Company (such as purchases of Shares and account balances). The Company may also collect such information through your account inquiries by mail, email, telephone, or web site.

The Company does not disclose any nonpublic personal information about you to anyone, except as permitted by law. Specifically, so that the Company, the Investment Adviser and their affiliates may continue to offer services that best meet your investing needs, the Company may disclose the information we collect, as described above, to companies that perform administrative or marketing services on behalf of the Company, such as transfer agents, or printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which they have been hired, and are not permitted to use or share this information for any other purpose.

We will continue to adhere to the privacy policies and practices described in this notice if you no longer hold Shares of the Company.

The Company and the Investment Adviser maintain internal security procedures to restrict access to your personal and account information to those officers and employees who need to know that information to service your account. The Company maintains physical, electronic and procedural safeguards to protect your nonpublic personal information.

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLYTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. V11113-P91475 ! ! ! For All Withhold All For All Except NC SLF INC. To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below. 01) Kenneth Kencel 02) David Kirchheimer 03) James Ritchie 1. The election of the following persons as directors, who will each serve as a director of NC SLF Inc. until 2024, or until their respective successor is duly elected and qualified. The Board of Directors recommends you vote FOR the following: To conduct such other business as may properly come before the Annual Meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or Annual Meeting date. Follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or Annual Meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. SCAN TO VIEW MATERIALS & VOTEw NC SLF INC. 430 PARK AVENUE, 14TH FLOOR NEW YORK, NEW YORK 10022

V11114-P91475 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice of the Annual Meeting, the Proxy Statement and the Annual Report on Form N-CSR are available at www.proxyvote.com. This Proxy is Solicited on Behalf of the Board of Directors of NC SLF Inc. for the Annual Meeting of Stockholders May 18, 2023 2:45 PM Eastern Time The undersigned stockholder of NC SLF Inc. (the "Company") acknowledges receipt of the Notice of Annual Meeting of Stockholders of the Company (the "Annual Meeting") and hereby appoints Kenneth Kencel, Shaul Vichness and John McCally, and each of them, and each with full power of substitution, to act as attorneys and proxies for the undersigned to vote all the shares of common stock of the Company which the undersigned is entitled to vote at the Annual Meeting to be held at 2:45 PM, EDT on May 18, 2023 at https://churchillam.zoom.us/j/98715033608?pwd=WHdUSTJVWlhkUHROT1IvbDB1L3JNdz09, and any adjournment or postponement thereof. THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED ON THE REVERSE SIDE; where no choice is specified, it will be voted FOR all the director nominees in accordance with the recommendation of the Company's board of directors and in the discretion of the proxies with respect to any other matters that may properly come before the Annual Meeting. Continued and to be signed on reverse side